UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2022

GALAXY GAMING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30653	20-8143439
(Commission File Number)	(IRS Employer Identification No.)

6480 Cameron Street Ste. 305
Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-3254

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On and as of July 13, 2022, the Board of Directors of Galaxy Gaming, Inc., a Nevada corporation (the “Company”), appointed Ms. Meredith Brill as a member of the Board, to serve as a Class II director with a term expiring twelve (12) months from her appointment date of July 13th or until the Company’s next annual meeting of the Company’s shareholders

Ms. Brill currently serves as a Private Investor who focusses on evaluating special situation investments and unique business models with deep moats. Prior to shifting to investing, she was an experienced Canadian Intellectual Property Lawyer and Patent Agent with a Chemical Engineering background. Her legal career included all aspects of patent drafting and prosecution, intellectual property portfolio and management strategy, and competitive intelligence research. The Company believes Ms. Brill’s extensive private investment experience and legal career with a heavy focus on patents and intellectual property experience qualifies her to serve on the Board.

As compensation for her service on the Board, Ms. Brill will receive the Company’s standard compensation for non-employee directors pursuant to a Board of Directors Service Agreement between the Company and Ms. Brill (the form of which is filed as Exhibit 10.1 hereto).

The Company also entered into an indemnification agreement with Ms. Brill in connection with her appointment to the Board. The form of indemnification agreement is filed as Exhibit 10.2 hereto.

There are no family relationships between Ms. Brill and any director or executive officer of the Company, and the Company has not entered into any transactions with Ms. Brill that would require disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Brill and any other person pursuant to which Ms. Brill was appointed as a director of the Company.

On July 14, 2022, the Company issued a press release announcing Ms. Brill’s appointment to the Board of Directors. The press release is attached hereto as Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Board of Directors Service Agreement with Meredith Brill, Director
10.2	Form of Indemnification Agreement for Meredith Brill, Director
99.1	Press Release of Galaxy Gaming, Inc., dated July 14, 2022, announcing the appointment of Meredith Brill to Galaxy’s board of directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2022

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer